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                                                                    EXHIBIT 31.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

    I, John P. Saldarelli, certify that:

        1. I have reviewed the annual report on Form 10-K of American Real Estate Partners, L.P. for the period ended December 31, 2003, (the 'Report');

        2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

        3. Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in the Report;

        4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and we have:

           a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared;

           b) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation and;

           c) disclosed in the Report any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

        5. The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):

           a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

           b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

                                                  /s/ JOHN P. SALDARELLI
                                           .....................................
                                                    JOHN P. SALDARELLI
                                          TREASURER AND CHIEF FINANCIAL OFFICER
                                                            OF
                                            AMERICAN PROPERTY INVESTORS, INC.,
                                                  THE GENERAL PARTNER OF
                                           AMERICAN REAL ESTATE PARTNERS, L.P.

Date: March 15, 2004